UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

CNL Hotels & Resorts, Inc. (the “Company”) hereby reports that although the Agreement and Plan of Merger, dated as of April 29, 2004, as amended as of June 17, 2004, by and among the Company, CNL Hospitality Corp., the Company’s advisor (the “Advisor”), CNL Hospitality Properties Acquisition Corp., CNL Real Estate Group, Inc., Five Arrows Realty Securities II, LLC, the Stockholders (as defined therein), and CNL Financial Group, Inc. (the “Merger Agreement”) remains in effect, the special committee of the board of directors of the Company (the “Special Committee”), on behalf of the Company, and the Advisor are seeking to negotiate revised terms of the merger. If an agreement cannot be reached on revised terms, including an amount of consideration materially more favorable to the Company than previously proposed in the Merger Agreement, the Merger Agreement will be terminated. The Company anticipates that if an amended Merger Agreement results from such discussions, the amended Merger Agreement would be submitted to the Company’s stockholders for approval. There can be no assurance that the Company and the Advisor will agree to amend the Merger Agreement or, if amended, that such amended Merger Agreement, or any merger agreement, will be consummated.

        Our independent directors are presently engaged in negotiations with the Advisor to reduce the acquistion fees currently deferred pursuant to the Merger Agreement.

A copy of the Agreement and Plan of Merger, as referred to above, and the First Amendment to Agreement and Plan of Merger, dated as of June 17, 2004, were attached as Appendices A and A-1, respectively, to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 21, 2004.

Certain statements and information included in this report constitute “forward-looking statements” within the meaning of the federal securities laws and regulations. These forward-looking statements are based on current expectations, estimates and projections about future events, including, among other things, the possible amendment of the Merger Agreement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. These risks are discussed in the Company’s SEC filings, including its annual report on Form 10-K for year ended December 31, 2004, as amended. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: September 1, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer